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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): September 27, 2000
                                                           ------------------



                               PENTON MEDIA, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     1-14337                36-2875386
           --------                    ---------               ----------
 (State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File Number)         Identification No.)

     1100 Superior Avenue, Cleveland, Ohio                        44114
   -----------------------------------------                  ------------
   (Address of Principal Executive Offices)                     (Zip Code)



        Registrant's telephone number, including area code: 216/696-7000
                                                            ------------------


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)











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ITEM 5. OTHER EVENTS.
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         On September 28, 2000, Penton Media, Inc. (the "Company") announced the completion of its acquisition of Streaming Media, Inc., a California corporation. The Company's news release, dated September 28, 2000, concerning the acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        -------------------------------------------------------------------

      (c)      Exhibits.

               Exhibit Number        Exhibit
               --------------        -------

               99.1                  Press release, dated September 28, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENTON MEDIA, INC.


                                  By:     /s/ Preston L. Vice
                                          -------------------------------------
Date: September 28, 2000                   Name:   Preston L. Vice
                                           Title:  Senior Vice President and
                                                    Secretary







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                                INDEX TO EXHIBITS

   EXHIBIT NUMBER         EXHIBIT
   --------------         -------

       99.1               Press release, dated September 28, 2000